Exhibit 24.1

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Christopher K. Seglem, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Christopher K. Seglem

Christopher K. Seglem
Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Robert J. Jaeger, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 24th day of June, 2003.

/s/ Robert J. Jaeger

Robert J. Jaeger
Senior Vice President, Finance and Development

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Thomas S. Barta, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Thomas S. Barta

Thomas S. Barta
Controller

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Michael Armstrong, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Michael Armstrong

Michael Armstrong
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Thomas J. Coffey, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Thomas J. Coffey

Thomas J. Coffey
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Pemberton Hutchinson, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Pemberton Hutchinson

Pemberton Hutchinson
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Robert E. Killen, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ Robert E. Killen

Robert E. Killen
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Thomas W. Ostrander, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 27th day of June, 2003.

/s/ Thomas W. Ostrander

Thomas W. Ostrander
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, James W. Sight, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ James W. Sight

James W. Sight
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, William M. Stern, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 30th day of June, 2003.

/s/ William M. Stern

William M. Stern
Director

POWER OF ATTORNEY FOR REGISTRATION STATEMENT ON FORM S-8

        I, Donald A. Tortorice, an officer and/or director of Westmoreland Coal Company (the “Company”), hereby constitute and appoint W. Michael Lepchitz and Ronald H. Beck, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to sign for me and in my name in the capacity indicated below, the registration statement on Form S-8 to be filed by the Company to register the 450,000 shares of Common Stock, par value $2.50 per share, of the Company (including the rights to purchase shares of the Company’s Series B Junior Participating Preferred Stock which are attached to all shares of Common Stock) issuable pursuant to the Company’s 2002 Long-Term Incentive Stock Plan and any and all subsequent amendments to said registration statement, and generally to do all such things in my name and on my behalf in my capacity as an officer and/or director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        IN WITNESS WHEREOF, I have executed this Power of Attorney on this 1st day of July, 2003.

/s/ Donald A. Tortorice

Donald A. Tortorice
Director